Exhibit 10.12k

Execution Version

ELEVENTH

LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT

among

SBA PROPERTIES, LLC,

SBA SITES, LLC,

SBA STRUCTURES, LLC,

SBA INFRASTRUCTURE, LLC,

SBA MONARCH TOWERS III, LLC,

SBA 2012 TC ASSETS PR, LLC,

SBA 2012 TC ASSETS, LLC,

SBA TOWERS IV, LLC,

SBA MONARCH TOWERS I, LLC,

SBA TOWERS USVI, INC.,

SBA GC TOWERS, LLC,

SBA TOWERS VII, LLC

SBA TOWERS V, LLC

SBA TOWERS VI, LLC

as Closing Date Borrowers,

and

MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

as Servicer on behalf of Deutsche Bank Trust Company Americas, as Trustee dated as October 11, 2024

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01	Definitions	2

ARTICLE II

2024-1C COMPONENT, 2024-2C COMPONENT AND 2024-1R COMPONENT DETAILS

Section 2.01	2024-1C Component, 2024-2C Component and 2024-1R Component Details	4
Section 2.02	Rating Agency Confirmation	6

ARTICLE III

MORTGAGE LOAN INCREASE

Section 3.01	Loan Increase	6
Section 3.02	Use of Proceeds	7

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWERS

Section 4.01	Representations and Warranties	7
Section 4.02	Amendments to Exhibits and Schedules to the Loan Agreement	7

ARTICLE V

AMENDMENTS TO THE LOAN AGREEMENT

Section 5.01	Component Prepayment Account	8
Section 5.02	Partial Prepayment	9

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ARTICLE VI

GENERAL PROVISIONS

Section 6.01	Governing Law	11
Section 6.02	Severability	11
Section 6.03	Counterparts	11

ARTICLE VII

APPLICABILITY OF THE LOAN AGREEMENT

Section 7.01	Applicability	11

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ELEVENTH LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT

ELEVENTH LOAN AND SECURITY AGREEMENT SUPPLEMENT AND AMENDMENT (this “Loan Agreement Supplement”), dated as of October 11, 2024, and entered into by and among SBA PROPERTIES, LLC, a Delaware limited liability company (“SBA Properties”), SBA SITES, LLC, a Delaware limited liability company (“SBA Sites”), SBA STRUCTURES, LLC, a Delaware limited liability company (“SBA Structures”), SBA INFRASTRUCTURE, LLC, a Delaware limited liability company (“SBA Infrastructure”), SBA MONARCH TOWERS III, LLC, a Delaware limited liability company (“SBA Monarch III”), SBA 2012 TC ASSETS PR, LLC, a Delaware limited liability company (“SBA TC PR”), SBA 2012 TC ASSETS, LLC, a Delaware limited liability company (“SBA TC”), SBA TOWERS IV, LLC, a Delaware limited liability company (“SBA Towers IV”), SBA MONARCH TOWERS I, LLC, a Delaware limited liability company (“SBA Monarch I”), SBA TOWERS USVI, INC., a U.S. Virgin Islands corporation (“SBA USVI”), SBA GC TOWERS, LLC, a Delaware limited liability company (“SBA GC”), SBA TOWERS VII, LLC, a Delaware limited liability company (“SBA Towers VII”), SBA TOWERS V, LLC, a Delaware limited liability company (“SBA Towers V”) and SBA TOWERS VI, LLC, a Delaware limited liability company (“SBA Towers VI” and, collectively with SBA Properties, SBA Sites, SBA Structures, SBA Infrastructure, SBA Monarch III, SBA TC PR, SBA TC, SBA Towers IV, SBA Monarch I, SBA USVI, SBA GC, SBA Towers VII and SBA Towers V, the “Closing Date Borrowers” and, each individually, a “Closing Date Borrower”), and MIDLAND LOAN SERVICES, A DIVISION OF PNC BANK, NATIONAL ASSOCIATION, as servicer (the “Servicer”), on behalf of DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (the “Trustee”) under that certain Amended and Restated Trust and Servicing Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Trust Agreement”), dated as of October 15, 2014 among SBA DEPOSITOR LLC (the “Depositor”), the Servicer and the Trustee.

RECITALS

WHEREAS, the Closing Date Borrowers are the Borrowers under a Second Amended and Restated Loan and Security Agreement, dated as of October 15, 2014, as supplemented and amended by the First Loan and Security Agreement Supplement and Amendment, dated as of October 14, 2015, the Second Loan and Security Agreement Supplement, dated as of July 7, 2016, the Third Loan and Security Agreement Supplement and Amendment, dated as of April 17, 2017, the Fourth Loan and Security Agreement Supplement, dated as of March 9, 2018, the Fifth Loan and Security Agreement Supplement, dated as of September 13, 2019, the Sixth Loan and Security Agreement Supplement, dated as of July 14, 2020, the Seventh Loan and Security Agreement Supplement, dated as of May 14, 2021, the Eighth Loan and Security Agreement Supplement and Amendment, dated as of September 10, 2021, the Ninth Loan and Security Agreement Supplement, dated as of October 27, 2021 and the Tenth Loan and Security Agreement Supplement, dated as of November 23, 2022 (the “Loan Agreement”), among the Closing Date Borrowers and the Servicer on behalf of the Trustee;

WHEREAS, pursuant to Section 3.2 of the Loan Agreement, the Closing Date Borrowers desire to effect a Loan Increase in an amount equal to $2,178,700,000 (the “Tenth Mortgage Loan Increase”), in the form of (i) one (1) component in an amount equal to $1,450,000,000 designated as the 2024-1C Component (the “2024-1C Component”), (ii) one (1) component in an amount equal to $620,000,000 designated as the 2024-2C Component (the “2024-2C Component”) and (iii) one (1) component in an amount equal to $108,700,000 designated as the 2024-1R Component (the “2024-1R Component”), and the Lender has agreed to the Tenth Mortgage Loan Increase and to advance the amount of the Tenth Mortgage Loan Increase;

WHEREAS, each of the 2024-1C Component, the 2024-2C Component and the 2024-1R Component constitutes a Component as defined in the Loan Agreement;

WHEREAS, the Closing Date Borrowers and the Lender intend these recitals to be a material part of this Loan Agreement Supplement; and

WHEREAS, all things necessary to make this Loan Agreement Supplement the valid and legally binding obligation of the Closing Date Borrowers in accordance with its terms, for the uses and purposes herein set forth, have been done and performed.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein shall have the meanings ascribed to such terms in the Loan Agreement. All words and phrases defined in the Loan Agreement shall have the same meanings in this Loan Agreement Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Loan Agreement Supplement unless the context clearly requires otherwise:

“2014-2C Component” shall mean the Component designated as the 2014-2C Component.

“2019-1C Component” shall mean the Component designated as the 2019-1C Component.

“2019-1R Component” shall mean the Component designated as the 2019-1R Component.

“2024-1 Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(a)(iv) hereof.

“2024-1C Component” shall have the meaning ascribed to it in the Recitals hereto.

“2024-1C Note” shall have the meaning ascribed to it in Section 3.01(b) hereof.

“2024-1C Securities” shall mean the Series 2024-1C securities issued by the SBA Tower Trust pursuant to the Trust Agreement corresponding to the 2024-1C Component.

“2024-1R Component” shall have the meaning ascribed to it in the Recitals hereto.

“2024-1R Note” shall have the meaning ascribed to it in Section 3.01(b) hereof.

“2024-1R Securities” shall mean the Series 2024-1R securities issued by the SBA Tower Trust pursuant to the Trust Agreement corresponding to the 2024-1R Component.

“2024-2 Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(a)(iv) hereof.

“2024-2C Component” shall have the meaning ascribed to it in the Recitals hereto.

“2024-2C Note” shall have the meaning ascribed to it in Section 3.01(b) hereof.

“2024-2C Securities” shall mean the Series 2024-2C securities issued by the SBA Tower Trust pursuant to the Trust Agreement corresponding to the 2024-2C Component.

“Additional Closing Date” shall mean October 11, 2024.

“Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(a)(iv) hereof.

“Breakage Costs” shall have the meaning ascribed to it in Section 2.01(a)(iv).

“Component Rate” shall mean, for each of the 2024-1C Component, the 2024-2C Component and the 2024-1R Component, the applicable rate per annum set forth in respect of such Component in Section 2.01(a)(i) hereof.

“Loan Agreement” shall have the meaning ascribed to it in the Recitals hereto.

“Maturity Date” shall mean the date set forth in Section 2.01(a)(iii) hereof.

“Mortgage File” shall have the meaning ascribed to it in the Trust Agreement.

“Post-ARD Additional Interest Rate” shall have the meaning ascribed to it in Section 2.01(a)(ii) hereof.

“Tenth Mortgage Loan Increase” shall have the meaning ascribed to it in the Recitals hereto.

“Yield Maintenance” shall have the meaning ascribed to it in Section 2.01(a)(iv) hereof.

Words importing the masculine gender include the feminine gender. Words importing persons include firms, associations and corporations. Words importing the singular number include the plural number and vice versa. Additional terms are defined in the body of this Loan Agreement Supplement.

In the event that any term or provision contained herein with respect to the 2024-1C Component, the 2024-2C Component or the 2024-1R Component shall conflict with or be inconsistent with any term or provision contained in the Loan Agreement, the terms and provisions of this Loan Agreement Supplement shall govern.

ARTICLE II

2024-1C COMPONENT, 2024-2C COMPONENT AND 2024-1R COMPONENT DETAILS

Section 2.01 2024-1C Component, 2024-2C Component and 2024-1R Component Details. Except as otherwise set forth below, each of the 2024-1C Component, the 2024-2C Component and the 2024-1R Component authenticated and delivered under this Loan Agreement Supplement shall consist of one (1) Component having:

(i) The designation, the initial Component Principal Balance and the Component Rate set forth below.

Component	Initial Component Principal Balance	Component Rate
2024-1C Component	$1,450,000,000	4.831%
2024-1R Component	$108,700,000	6.252%
2024-2C Component	$620,000,000	5.115%

(ii) With respect to the 2024-1C Component and 2024-2C Component only, Post-ARD Additional Interest Rate determined by the Servicer to be the greater of (i) five percent (5%) and (ii) the amount, if any, by which the sum of the following exceeds the Component Rate for such Component: (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry Association) on the Anticipated Repayment Date with respect to such Component, of the United States Treasury Security having a term closest to ten (10) years, plus (y) five percent (5%), plus (z) the “Spread” set forth below in the appropriate row corresponding to such Component. No Post-ARD Additional Interest will accrue with respect to the 2024-1R Component.

Component	Spread
2024-1C Component	1.45%
2024-2C Component	1.30%

(iii) With respect to the 2024-1C Component, the 2024-2C Component and the 2024-1R Component, a Maturity Date which is the Due Date occurring in October 2054 or such earlier date on which the final payment of principal of the Notes becomes due and payable as provided in the Loan Agreement, whether at such Maturity Date, by acceleration, or otherwise.

(iv) With respect to the 2024-1C Component only, Yield Maintenance in an amount equal to the excess, if any, of (i) the present value as of the date of prepayment (by acceleration or otherwise) of all future installments of principal and interest that the Closing Date Borrowers would otherwise be required to pay on the 2024-1C Component (or portion thereof) on the related Due Date from the date of such prepayment to and including the first Due Date that occurs less than twenty-four months prior to the Anticipated Repayment Date for the 2024-1C Component absent such prepayment, assuming the entire unpaid Principal Amount of such Component is required to be paid on such Due Date, with such present value determined by the use of a discount rate equal to the sum of (x) the yield to maturity (adjusted to a “mortgage equivalent basis” pursuant to the standards and practices of the Securities Industry Association), on the Due Date relating to the date of such prepayment, of the United States Treasury Security having the maturity closest to the Distribution Date that occurs with respect to the 2024-1C Component, twenty-four months prior to the Assumed Final Distribution Date related to the Due Date in October 2029 (such date with respect to each of the 2024-1C Component and the 2024-1R Component, the “2024-1 Anticipated Repayment Date”) plus (y) 0.50% over (ii) the Component Principal Balance of such Component (or portion thereof) on the date of such prepayment. With respect to the 2024-2C Component only, Yield Maintenance in an amount equal to any amounts as shall compensate the Holder of the related 2024-2C Securities for any loss, cost or expense incurred by such Holder (collectively, “Breakage Costs”) as a result of a prepayment by the Closing Date Borrowers of any portion of the Component Principal Balance of the 2024-2C Component prior to the Due Date that occurs six months prior to the Due Date in October 2027 (such date with respect to the 2024-2C Component, the “2024-2 Anticipated Repayment Date”; each of the 2024-1 Anticipated Repayment Date and the 2024-2 Anticipated Repayment Date, an “Anticipated Repayment Date”). The amount of any Breakage Costs (which the Holder shall take reasonable steps to minimize) shall be specified in a written notice delivered to the Closing Date Borrowers, the Servicer and the Trustee. Such notice shall contain a calculation setting forth in reasonable detail the amount of the Breakage Costs and will be conclusive absent clear error. No Yield Maintenance is payable in connection with any prepayment of the 2024-1C Component or the 2024-2C Component that occurs less than twenty-four months or six months, respectively, prior to the Anticipated Repayment Date for such Component. No Yield Maintenance is payable in connection with any repayment of the 2024-1R Component at any time.

(v) Interest shall accrue on each of the (i) 2024-1C Component and the corresponding 2024-1C Note, (ii) 2024-2C Component and the corresponding 2024-2C Note and (iii) 2024-1R Component and the corresponding 2024-1R Note, from and including the Additional Closing Date.

(b) There are no scheduled principal payments in respect of any of the 2024-1C Component, 2024-2C Component or the 2024-1R Component, and the Closing Date Borrowers shall not be required to pay any principal of the 2024-1C Component, the 2024-2C Component or the 2024-1R Component prior to the Anticipated Repayment Date, other than after the occurrence and during the continuation of an Amortization Period or an Event of Default as provided in the Loan Agreement or as otherwise required under the terms of the Loan Documents.

Section 2.02 Rating Agency Confirmation. Notwithstanding anything in the Loan Agreement to the contrary, solely to the extent that any action that under the Loan Agreement which requires Rating Agency Confirmation would adversely affect in any material respect the Holders of the Series 2024-2C Securities in a manner that is materially different than the Holders of any other Securities, such action shall also require consent of the holders of a majority of the aggregate principal balance of the 2024-2C Securities.

ARTICLE III

MORTGAGE LOAN INCREASE

Section 3.01 Loan Increase. Pursuant to Section 3.2 of the Loan Agreement, the Lender and the Closing Date Borrowers agree to the Tenth Mortgage Loan Increase corresponding to the 2024-1C Component, the 2024-2C Component and the 2024-1R Component.

(a) On the Additional Closing Date, each Closing Date Borrower shall execute and deliver to the Trustee (i) a promissory note payable to the order of the Trustee evidencing the 2024-1C Component, in the initial principal amount equal to $1,450,000,000 (the “2024-1C Note”), (ii) a promissory note payable to the order of the Trustee evidencing the 2024-2C Component, in the initial principal amount equal to $620,000,000 (the “2024-2C Note”) and (iv) a promissory note payable to the order of the Trustee evidencing the 2024-1R Component, in the initial principal amount equal to $108,700,000 (the “2024-1R Note”). Each of the 2024-1C Note, the 2024-2C Note and the 2024-1R Note shall bear interest on the unpaid principal amount thereof at the applicable Component Rate set forth in respect of such Component in Section 2.01(a)(i) hereof and mature on the Maturity Date set forth in Section 2.01(a)(iii) hereof.

(b) The Closing Date Borrowers hereby agree that they will deliver to and deposit with, or cause to be delivered to and deposited with, the Servicer, on or before the Additional Closing Date (or, if any of the following items are not in the actual possession of the Closing Date Borrowers, as soon as reasonably practical, but in any event within 90 days after the Additional Closing Date): (i) the documents with respect to the Tenth Mortgage Loan Increase required for the Mortgage File (other than the 2024-1C Note, the 2024-2C Note and the 2024-1R Note referred to in Section 3.01(b) hereof) and (ii) originals or copies of all other documents, certificates and opinions in the possession or under the control of the Closing Date Borrowers with respect to the Tenth Mortgage Loan Increase that are necessary for the ongoing servicing and administration of the Loan.

(c) The Closing Date Borrowers hereby represent and warrant to the Lender that each condition of Section 3.2 of the Loan Agreement in respect of the Tenth Mortgage Loan Increase has been satisfied, as of the Additional Closing Date, including the delivery to:

(i) the Servicer of an opinion of counsel satisfying the requirements of Section 3.2(A)(vi) of the Loan Agreement;

(ii) the Trustee of the list required to be delivered pursuant to Section 3.2(A)(x) of the Loan Agreement of the Mortgaged Sites encumbered by Deeds of Trust being amended in connection with the Tenth Mortgage Loan Increase, identified by Site number, together with such other information with respect to such Mortgaged Sites as shall have been reasonably requested by the Trustee; and

(iii) the Servicer of an Officer’s Certificate dated as of the Additional Closing Date to the effect set forth in Section 3.2(B) of the Loan Agreement.

(d) The parties hereto agree that the Additional Closing Date is an Allocated Loan Amount Determination Date, pursuant to Section 11.8 of the Loan Agreement, and the Servicer has determined the Allocated Loan Amounts for each Site after giving effect to the Tenth Mortgage Loan Increase, as described herein, based on information provided to it by the Manager, and until any subsequent Allocated Loan Amount Determination Date, such Allocated Loan Amounts shall be as set forth on Exhibit A hereto.

Section 3.02 Use of Proceeds. The proceeds from the sale of the 2024-1C Securities, the 2024-2C Securities and the 2024-1R Securities shall be used to fund the Tenth Mortgage Loan Increase and the proceeds of the Tenth Mortgage Loan Increase shall be used to (i) prepay the 2014-2C Component in full, including accrued and unpaid interest thereon on the Due Date occurring in October 2024, (ii) deposit into the Component Prepayment Account, an amount necessary to prepay the 2019-1C Component in full on the Due Date occurring in January 2025, (iii) prepay the 2019-1R Component, including accrued and unpaid interest thereon on the Due Date occurring in January 2025, (iv) pay all recording fees and taxes, reasonable out of pocket costs and expenses incurred by the Lender, including reasonable legal fees and expenses of counsel to the Lender, and other costs and expenses approved by the Lender (which approval will not be unreasonably withheld or delayed) related to the 2024-1C Component, the 2024-2C Component and the 2024-1R Component; (v) pay all fees and expenses incurred by the Closing Date Borrowers; and (vi) make a cash distribution to the Guarantor.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWERS

Section 4.01 Representations and Warranties. Each Closing Date Borrower hereby represents and warrants to the Lender that, as to itself and its Sites, each of the representations and warranties set forth in Article IV of the Loan Agreement is true as of the Additional Closing Date.

(a) Each of the Closing Date Borrowers hereby represents and warrants to the Lender that each condition of Section 3.2 of the Loan Agreement and Section 3.25 of the Trust Agreement have been satisfied as of the Additional Closing Date.

Section 4.02 Amendments to Exhibits and Schedules to the Loan Agreement.

(a) The parties hereto agree that Exhibits B, C and D of the Loan Agreement are hereby deleted in their entirety and replaced by Exhibits B, C and D hereto.

(b) The parties hereto agree that Schedules 4.25, 4.26 and 4.27 of the Loan Agreement are hereby deleted in their entirety and replaced by Schedules 4.25, 4.26 and 4.27, respectively, hereto.

ARTICLE V

AMENDMENTS TO THE LOAN AGREEMENT

Section 5.01 Component Prepayment Account. The parties hereto agree that Article 7 of the Loan Agreement is hereby amended by adding the following new Section 7.4 at the end thereof:

“Section 7.4 Establishment of Component Prepayment Account.

(A) On or prior to the Additional Closing Date in respect of the Tenth Mortgage Loan Increase, a securities account, which shall be an Eligible Account, shall be established at the Borrowers’ sole cost and expense, with the Lender as secured party thereunder, for the purpose of holding funds to be used in connection with the prepayment of any Component hereunder and in accordance with the terms hereof and any Loan Agreement Supplement (said account, and any accounts replacing the same in accordance with this Loan Agreement and the Component Prepayment Account Control Agreement, the “Component Prepayment Account”) with an Eligible Bank (the “Component Prepayment Account Bank”), pursuant to one or more agreements (collectively, the “Component Prepayment Account Control Agreement”) in form and substance reasonably acceptable to the Lender, executed and delivered by the Borrowers and the Component Prepayment Account Bank. The Component Prepayment Account shall be assigned the federal tax identification numbers of the Borrowers, which numbers are set forth in the Cash Management Agreement.

(B) On (i) the Additional Closing Date with respect to the Tenth Mortgage Loan Increase, the Borrowers shall deposit into the Component Prepayment Account a portion of the proceeds of the Tenth Mortgage Loan Increase equal to the amount required to prepay the 2019-1C Component in full on the Due Date occurring in January 2025 and (ii) any other Additional Closing Date, the Borrowers may deposit into the Component Prepayment Account funds designated for use in connection with the prepayment of a Component in accordance with the terms set forth in the related Loan Agreement Supplement. The funds on deposit in the Component Prepayment Account shall be released to, or at the direction of, the Borrowers (i) on any day specified in the applicable Loan Agreement Supplement of the related Component to be prepaid (which, in the case of the 2019-1C Component will be any Due Date after the Additional Closing Date with respect to the Tenth Mortgage Loan Increase through and including the Due Date in January 2025), to be deposited into the Central Account for repayment of the principal, any accrued and unpaid interest thereon and other amounts payable in connection therewith, as specified in the applicable Loan Agreement Supplement with respect to such Component, or as otherwise set forth in the applicable Loan Agreement Supplement, and such amounts shall be held, allocated and disbursed in accordance with the terms and conditions of the Cash Management Agreement or (ii) on any other day solely to the extent the applicable Component or other specified amounts have already been paid. The Borrowers may not direct the release of funds on deposit in the Component Prepayment Account for any other purpose; provided that the Borrowers may direct that any interest and investment earnings on amounts on deposit in the Component Prepayment Account be deposited into the Central Account to be applied as Available Funds on any prior Due Date.

(C) Sums on deposit in the Component Prepayment Account shall be invested in Permitted Investments. Except during the existence of any Event of Default, the Borrowers shall have the right to direct the Component Prepayment Account Bank to invest sums on deposit in the Component Prepayment Account in Permitted Investments; provided, however, in no event shall the Borrowers direct the Component Prepayment Account Bank to make a Permitted Investment if the maturity date of that Permitted Investment is later than the date on which the invested sums are required for payment of an obligation for which the Component Prepayment Account was created. After an Event of Default and during the continuance thereof, the Lender may direct the Agent to invest sums on deposit in the Component Prepayment Account in Permitted Investments as the Lender shall determine in its sole discretion. Any income earned from Permitted Investments shall be applied to the Component Prepayment Account, and the amount of actual losses sustained on a liquidation of a Permitted Investment shall be deposited into the Central Account by the Borrowers no later than one (1) Business Day following such liquidation. The Borrowers shall be responsible for payment of any federal, state or local income or other tax applicable to income earned from Permitted Investments held in the Component Prepayment Account.

(D) The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the transactions and other matters contemplated by this Section 7.4 including but not limited to, the Lender’s reasonable attorneys’ fees and expenses.”

Section 5.02 Partial Prepayment. (a) The parties hereto agree that Section 2.6(A) of the Loan Agreement is hereby amended by (i) deleting the text thereof which is lined out (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) adding the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as follows:

“(A) Manner of Prepayment. The Borrowers may prepay the Loan in whole or in part on any date upon payment of the applicable Yield Maintenance, and no Yield Maintenance is payable in connection with any prepayment of a Component of the Loan that occurs (i) (A) in the case of the 2010-2C Component, less than nine months prior to the Anticipated Repayment Date for such Component, (B) in the case of the 2013-2C Component and the 2014-2C Component, less than eighteen months prior to the Anticipated Repayment Date for such Component, (C) in the case of each other Existing

Component and the 2014-1C Component, less than twelve months prior to the Anticipated Repayment Date for such Component or (D) in the case of any Additional Component, the number of months prior to the Anticipated Repayment Date for such Component set forth in the Loan Agreement Supplement relating to such Additional Component, (ii) with Loss Proceeds received as a result of any condemnation or casualty of a Site, (iii) during an Amortization Period or (iv) on or after the Second Amendment Effective Date, to cure a breach of a representation and warranty or other default herein. Together with such prepayment the Borrowers also shall pay (i) all accrued and unpaid interest on the principal amount of the Loan being prepaid through the date of such prepayment and (ii) all other Obligations, in each case, then due and owing. If any prepayment (whether in whole or in part) occurs, then together therewith the Borrowers also are required to pay to Lender the amount of interest that would have accrued on the principal amount being prepaid from and including the date of such prepayment to the end of the Interest Accrual Period during which such prepayment occurs. Except during the continuation of an Event of Default or an Amortization Period that commenced as the result of the occurrence of an event described in clause (i) of the definition thereof, prepayments will be applied, at the option of the Borrowers, either (x) to the payment of the principal of the Components of the Loan sequentially in order of the alphabetical designation of each such Component, and pro rata among any such Components of the same alphabetical designation, based on the Component Principal Balance of each such Component, in each case, in the amount up to the Component Principal Balance of each such Component, ~~or~~ (y) to the payment in full of the Component Principal Balances of the Components having the same numerical designation or (z) on and after the 2024 Springing Amendments Implementation Date, to the payment in part of the Component Principal Balance of any Component. Prepayments during the continuation of an Event of Default or an Amortization Period that commenced as the result of the occurrence of an event described in clause (i) of the definition thereof will be applied in accordance with clause (x) of the preceding sentence.”

(b) The parties hereto agree that Article 1 of the Loan Agreement is hereby amended by adding the following definition as set forth below in the appropriate alphabetical order:

“2024 Springing Amendments” shall mean the amendments to Section 2.6(A) of the Loan Agreement effected hereby (as if the 2024 Springing Amendment Implementation Date had occurred).

“2024 Springing Amendments Implementation Date” shall mean the date which is the earlier of (a) the date on which the Borrowers have confirmed in writing to the Trustee and the Servicer that the Borrowers have received a consent (including deemed consent) to the 2024 Springing Amendments from the holders of 100% of the outstanding principal amount of each Class of Securities adversely affected thereby and (b) the date on which the Securities outstanding as of the Additional Closing Date in respect of the Tenth Mortgage Loan Increase have been paid in full.

ARTICLE VI

GENERAL PROVISIONS

Section 6.01 Governing Law. THIS LOAN AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE CLOSING DATE BORROWERS IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR IN RELATION TO THE LOAN AGREEMENT, THIS LOAN AGREEMENT SUPPLEMENT OR THE OTHER LOAN DOCUMENTS.

Section 6.02 Severability. In case any provision in this Loan Agreement Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 6.03 Counterparts. This Loan Agreement Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Loan Agreement Supplement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Loan Agreement Supplement. The parties agree that this Loan Agreement Supplement or any amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Loan Agreement Supplement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Electronic signature shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the in-tent to sign, authenticate or accept such contract or record and shall be the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Loan Agreement Supplement or any document to be signed in connection with this Loan Agreement Supplement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form.

ARTICLE VII

APPLICABILITY OF THE LOAN AGREEMENT

Section 7.01 Applicability. The provisions of the Loan Agreement are hereby ratified, approved and confirmed, as supplemented and amended by this Loan Agreement Supplement. The representations, warranties and covenants contained in the Loan Agreement (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the Additional Closing Date.

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IN WITNESS WHEREOF, the Closing Date Borrowers and the Servicer on behalf of the Trustee have caused this Loan Agreement Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

SBA PROPERTIES, LLC, as Closing Date		SBA SITES, LLC, as Closing Date Borrower
Borrower

By: /s/ Joshua M. Koenig		By: /s/ Joshua M. Koenig
Name:	Joshua M. Koenig	Name: Joshua M. Koenig
Title:	Executive Vice President, Chief	Title:	Executive Vice President, Chief
	Administrative Officer, General		Administrative Officer, General
	Counsel, Secretary and Assistant		Counsel, Secretary and Assistant
	Treasurer		Treasurer

SBA STRUCTURES, LLC, as Closing Date		SBA INFRASTRUCTURE, LLC, as Closing
Borrower		Date Borrower

By: /s/ Joshua M. Koenig		By: /s/ Joshua M. Koenig
Name:	Joshua M. Koenig	Name:	Joshua M. Koenig
Title:	Executive Vice President, Chief	Title:	Executive Vice President, Chief
	Administrative Officer, General		Administrative Officer, General
	Counsel, Secretary and Assistant		Counsel, Secretary and Assistant
	Treasurer		Treasurer

SBA MONARCH TOWERS III, LLC, as		SBA 2012 TC ASSETS PR, LLC, as Closing
Closing Date Borrower		Date Borrower

By: /s/ Joshua M. Koenig		By: /s/ Joshua M. Koenig
Name:	Joshua M. Koenig	Name:	Joshua M. Koenig
Title:	Executive Vice President, Chief	Title:	Executive Vice President, Chief
	Administrative Officer, General		Administrative Officer, General
	Counsel, Secretary and Assistant		Counsel, Secretary and Assistant
	Treasurer		Treasurer

Sch 4.27

SBA 2012 TC ASSETS, LLC, as Closing Date		SBA TOWERS IV, LLC, as Closing Date
Borrower		Borrower

By: /s/ Joshua M. Koenig		By: /s/ Joshua M. Koenig
Name:	Joshua M. Koenig	Name:	Joshua M. Koenig
Title:	Executive Vice President, Chief	Title:	Executive Vice President, Chief
	Administrative Officer, General		Administrative Officer, General
	Counsel, Secretary and Assistant		Counsel, Secretary and Assistant
	Treasurer		Treasurer

SBA MONARCH TOWERS I, LLC, as		SBA TOWERS USVI, INC., as Closing Date
Closing Date Borrower		Borrower

By: /s/ Joshua M. Koenig		By: /s/ Joshua M. Koenig
Name:	Joshua M. Koenig	Name:	Joshua M. Koenig
Title:	Executive Vice President, Chief	Title:	Executive Vice President, Chief
	Administrative Officer, General		Administrative Officer, General
	Counsel, Secretary and Assistant		Counsel, Secretary and Assistant
	Treasurer		Treasurer

SBA GC TOWERS, LLC, as Closing Date		SBA TOWERS VII, LLC, as Closing Date
Borrower		Borrower

By: /s/ Joshua M. Koenig		By: /s/ Joshua M. Koenig
Name:	Joshua M. Koenig	Name:	Joshua M. Koenig
Title:	Executive Vice President, Chief	Title:	Executive Vice President, Chief
	Administrative Officer, General		Administrative Officer, General
	Counsel, Secretary and Assistant		Counsel, Secretary and Assistant
	Treasurer		Treasurer

Sch 4.27

SBA TOWERS V, LLC, as Closing Date		SBA TOWERS VI, LLC, as Closing Date
Borrower		Borrower

By: /s/ Joshua M. Koenig		By: /s/ Joshua M. Koenig
Name:	Joshua M. Koenig	Name:	Joshua M. Koenig
Title:	Executive Vice President, Chief	Title:	Executive Vice President, Chief
	Administrative Officer, General		Administrative Officer, General
	Counsel, Secretary and Assistant		Counsel, Secretary and Assistant
	Treasurer		Treasurer

Sch 4.27

MIDLAND LOAN SERVICES, A DIVISION
OF PNC BANK, NATIONAL
ASSOCIATION, as Servicer

By: /s/ David A. Eckels
Name:	David A. Eckels
Title:	Senior Vice President

Sch 4.27